UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2024 (October 31, 2024)

Integral Acquisition Corporation 1

(Exact name of registrant as specified in its charter)

Delaware	001-41006	86-2148394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, 23rd Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 209-6132

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one Redeemable Warrant	INTEU	The Nasdaq Stock Market LLC
Class A common stock, $0.0001 par value	INTE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	INTEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Following the approval of the Third Extension Amendment Proposal (as defined below), on November 6, 2024, Integral Acquisition Corporation 1, a Delaware corporation (the “Company”), issued a promissory note (the “Note”) in the aggregate principal amount of up to $130,561.20 to Integral Sponsor LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Sponsor agreed to loan to the Company up to $130,561.20 to deposit into the Company’s trust account (the “Trust Account”) for the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), included in the units sold in the Company’s initial public offering that was consummated on November 5, 2021 (the shares included in such units, the “Public Shares”) that were not redeemed in connection with the approval by the Company’s stockholders of the Third Extension Amendment Proposal.

The Company will deposit $10,880.10 into the Trust Account for each calendar month (commencing on November 6, 2024 and ending on the 5th day of each subsequent month), or portion thereof, that is needed by the Company to complete a Business Combination until November 5, 2025, and such amount will be distributed in the same manner as other amounts held in the Trust Account.

The Note bears no interest and is repayable in full upon the date of the (i) consummation of a the Company’s initial business combination (a “Business Combination”) or (ii) liquidation of the Company.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 4, 2024, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that, pursuant to Nasdaq Listing Rule IM-5101-2 (“Rule IM-5101-2”), the staff of Nasdaq (“Staff”) had determined that (i) the Company’s securities will be delisted from Nasdaq, (ii) trading of the Company’s Class A common stock, warrants, and units will be suspended at the opening of business on November 11, 2024 and (iii) a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq. Under Rule IM-5101-2, a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement. Since the Company failed to complete its initial business combination by November 2, 2024, the Staff concluded that the Company did not comply with Rule IM-5101-2 and that the Company’s securities are now subject to delisting.

Trading of the Company’s securities on the OTC market is expected to commence shortly after they are delisted from Nasdaq. The delisting from Nasdaq and the commencement of trading on the OTC market does not affect the Company’s previously announced Business Combination with Flybondi Limited, a private limited company incorporated under the laws of England and Wales, as both parties continue to work to effectuate the completion of that Business Combination. The combined company, which will be Flybondi Holdings plc, has applied for listing of its securities on the Nasdaq Stock Market in connection with the completion of the Business Combination.

The Company will remain a reporting entity under the Securities Exchange Act of 1934, as amended, with respect to continued disclosure of financial and operational information.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 31, 2023, the Company held its special meeting of its stockholders in lieu of an annual meeting of stockholders (the “Meeting”), which was adjourned from its original date of October 28, 2024. At the Meeting, the Third Extension Amendment Proposal to amend the Company’s amended and restated certificate of incorporation, as previously amended on May 3, 2023 and November 2, 2023 (the “Charter” and such new amendment, the “Third Extension Amendment”), was approved. Under Delaware law, the Third Extension Amendment took effect upon the filing of the Third Extension Amendment with the Secretary of State of the State of Delaware on November 1, 2024. The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

The foregoing description is qualified in its entirety by reference to the Third Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Meeting, the Company’s stockholders were presented with, and voted on the following proposals (collectively, the “Proposals”), each of which was approved:

(i)

a proposal to extend the date by which the Company must consummate a Business Combination from November 5, 2024 to November 5, 2025, on a monthly basis (or such earlier date as determined by the Company’s board of directors (the “Board”)) by amending the Charter (the “Third Extension Amendment Proposal”);

(ii)

a proposal to re-elect James Cotton and Stuart Hutton as the Class II directors of the Board until the annual meeting of the Company to be held in 2027 or until a successor is elected and qualified (the “Director Election Proposal”); and

(iii)

a proposal to ratify the selection by the audit committee of the Board of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”).

Set forth below are the final voting results for the Third Extension Amendment Proposal. Pursuant to the Charter, the approval of the Third Extension Amendment Proposal required the affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock (the “Common Stock”) as of September 19, 2024, the record date for the Meeting.

The Third Extension Amendment Proposal was approved with the following vote from the holders of Common Stock:

For	Against	Abstentions	Broker Non-Votes
3,331,057	1,019	0	318,425

Set forth below are the final voting results for the Director Election Proposal. Pursuant to the Charter, the re-election of the director nominees in the Director Election Proposal required the affirmative vote of a plurality of the issued and outstanding shares of the Common Stock represented in person (including those who voted online) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

The director nominees in the Director Election Proposal were re-elected with the following vote from the holders of Common Stock:

Name	For	Withheld	Broker Non-Votes
James Cotton	3,332,056	20	318,425
Stuart Hutton	3,332,056	20	318,425

Set forth below are the final voting results for the Auditor Ratification Proposal. Pursuant to the Charter, the approval of the Auditor Ratification Proposal required the affirmative vote of the majority of the votes cast by stockholders present in person (including those who voted online) or represented by proxy at the Meeting and entitled to vote thereon.

The Auditor Ratification Proposal was approved with the following vote from the holders of Common Stock:

For	Against	Abstentions	Broker Non-Votes
3,650,501	0	0	0

A proposal (i) to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, the approval of the Proposals or (ii) where the Board determined it was otherwise necessary, was not presented because there were enough votes to approve the Proposals.

In connection with the vote to approve the Third Extension Amendment Proposal, stockholders of 835,672 Public Shares properly exercised their right to redeem their Public Shares for cash at a redemption price of approximately $11.41 per share, for an aggregate redemption amount of approximately $9.5 million (the “Third Extension Redemptions”). Following the Third Extension Redemptions, the Company will have 362,670 Public Shares issued and outstanding.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibits

3.1	Third Amendment to the Amended and Restated Certificate of Incorporation of the Company.

10.1	Promissory Note issued to Integral Sponsor LLC, dated November 6, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2024

INTEGRAL ACQUISITION CORPORATION 1

By:	/s/ Enrique Klix
Name:	Enrique Klix
Title:	Chief Executive Officer and Director